UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 29, 2011
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434

(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza
Islandia, New York	11749

(Address of principal executive offices)	(Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On July 29, 2011, CA, Inc. (the “Company”), as part of its previously announced Investor Day webcast presentation, is making available on its website financial information regarding its segments under the segment reporting structure adopted by the Company beginning on April 1, 2011. The information includes segment results for the quarters ended September 30, 2010, December 31, 2010, March 31, 2011 and the full fiscal year ended March 31, 2011, including a preliminary estimate of fiscal year 2011 segment growth rates. This summary financial information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This financial information is unaudited.
Additional information regarding Investor Day is set forth in a press release issued by the Company on July 29, 2011, a copy of which is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. By furnishing the information in this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Supplemental financial data issued July 29, 2011.

99.2	Press release dated July 29, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.
Date: July 29, 2011	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Corporate Governance, and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Supplemental financial data issued July 29, 2011.

99.2	Press release dated July 29, 2011.